EXHIBIT C                      REVISED 08/02/2005

                         MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                 ADVANTASERIES
                          PERIOD ENDING JUNE 30, 2005

The information which is required to be prepared with respect to the Payment Date of July 20, 2005 and with respect to the performance of the Trust during the period of June 1, 2005 through June 30, 2005 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture as supplemented by the AdvantaSeries Indenture Supplement, the Transfer and Servicing Agreement or the Trust Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the AdvantaSeries Indenture Supplement.

I. Information regarding the current monthly principal distribution to the Noteholders

                                                  Total amount of principal
                            CUSIP Number                  to be paid                 Per $1,000
                            ------------          -------------------------          ----------
        NOTHING TO REPORT

II. Information regarding the current monthly interest distribution to the Noteholders

                                                  Total amount of interest
                            CUSIP Number                  to be paid                 Per $1,000
                            ------------          -------------------------          ----------
            2005-A1          00761H BJ 9                  $      693,750.00             2.77500
            2005-B1          00761H BH 3                         303,333.33             3.03333
            2004-C1          00761H BG 5                         359,166.67             3.59167
            2004-D1                                               68,833.33             6.88333
            2005-D1                                               87,666.67             4.38333

III. Information regarding the performance of the Advanta Business Card Master Trust

    1. The aggregate amount of such Collections with respect to Principal Receivables for the Monthly Period
       preceding such Payment Date                                                                              $    727,648,383.98
                                                                                                                -------------------
    2. The aggregate amount of such Collections with respect to Finance Charge and Administrative Receivables
       for the Monthly Period preceding such Payment Date                                                       $     58,649,208.75
                                                                                                                -------------------
    3. Recoveries for the Monthly Period preceding such Payment Date                                            $      4,251,494.56
                                                                                                                -------------------
    4. The Defaulted Amount for the Monthly Period preceding such Payment Date                                  $     18,109,230.52
                                                                                                                -------------------
    5. The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted Amount less Recoveries for the preceding Monthly Period, and the denominator is the average Receivables for
       the preceding Monthly Period                                                                                            5.05%
                                                                                                                -------------------
    6. The total amount of Principal Receivables in the trust at the beginning of the preceding Monthly Period  $  3,166,121,962.43
                                                                                                                -------------------

    7. The total amount of Principal Receivables in the trust as of the last day of the preceding Monthly
       Period                                                                                                   $  3,304,047,087.30
                                                                                                                -------------------
    8. The total amount of Finance Charge and Administrative Receivables in the Trust at the beginning of the
       preceding Monthly Period                                                                                 $     52,574,134.63
                                                                                                                -------------------
    9. The total amount of Finance Charge and Administrative Receivables in the Trust as of the last day of
       the preceding Monthly Period                                                                             $     57,268,277.28
                                                                                                                -------------------
    10. The aggregated Adjusted Invested Amounts of all Series of Notes outstanding as of the last day of the
        preceding Monthly Period                                                                                $  2,639,750,000.00
                                                                                                                -------------------
    11. The Transferor Interest as of the end of the Monthly Period preceding such Payment Date                 $    664,297,087.30
                                                                                                                -------------------
    12. The transferor percentage as of the end of the Monthly Period preceding such Payment Date                             20.11%
                                                                                                                -------------------
    13. The Required Transferor Percentage                                                                                     6.00%
                                                                                                                -------------------
    14. The Required Transferor Interest                                                                        $    198,242,825.24
                                                                                                                -------------------
    15. The monthly principal payment rate for the Monthly Period preceding such Payment Date                                22.982%
                                                                                                                -------------------
    16. The balance in the Excess Funding Account as of the end of the Monthly Period preceding such Payment
        Date                                                                                                    $                 -
                                                                                                                -------------------

      17. The aggregate outstanding balance of the Accounts which were delinquent as of the end of the Monthly Period preceding such Payment Date:

                                                      Percentage of Total             Aggregate Account
                                                          Receivables                      Balance
                                                      -------------------             -----------------
    (a) Delinquent between 30 days and 59 days              0.955%                     $   32,083,940.64
    (b) Delinquent between 60 days and 89 days              0.933%                         31,375,281.51
    (c) Delinquent between 90 days and 119 days             0.716%                         24,061,790.43
    (d) Delinquent between 120 days and 149 days            0.568%                         19,080,083.34
    (e) Delinquent between 150 days and 179 days            0.563%                         18,918,637.78
    (f) Delinquent 180 days or greater                      0.000%                                     -
                                                            -----                      -----------------
    (g) Aggregate                                           3.735%                     $  125,519,733.70
                                                            =====                      =================

IV. Information regarding the AdvantaSeries

      1. AdvantaSeries balances and amounts as of the end of the Monthly Period preceding such Payment Date

                    Initial Principal    Outstanding Principal   Adjusted Outstanding         Invested          Adjusted Invested
                        Balance                 Balance           Principal Balance            Amount                Amount
                    -----------------    ---------------------   --------------------         --------          -----------------
2005-A1             $  250,000,000.00      $  250,000,000.00      $  250,000,000.00      $  250,000,000.00      $  250,000,000.00
                    -----------------      -----------------      -----------------      -----------------      -----------------
Total Class A       $  250,000,000.00      $  250,000,000.00      $  250,000,000.00      $  250,000,000.00      $  250,000,000.00

2005-B1             $  100,000,000.00      $  100,000,000.00      $  100,000,000.00      $  100,000,000.00      $  100,000,000.00
                    -----------------      -----------------      -----------------      -----------------      -----------------
Total Class B       $  100,000,000.00      $  100,000,000.00      $  100,000,000.00      $  100,000,000.00      $  100,000,000.00

2004-C1             $  100,000,000.00      $  100,000,000.00      $  100,000,000.00      $  100,000,000.00      $  100,000,000.00
                    -----------------      -----------------      -----------------      -----------------      -----------------
Total Class C       $  100,000,000.00      $  100,000,000.00      $  100,000,000.00      $  100,000,000.00      $  100,000,000.00

2004-D1             $   10,000,000.00      $   10,000,000.00      $   10,000,000.00      $   10,000,000.00      $   10,000,000.00
2005-D1             $   20,000,000.00      $   20,000,000.00      $   20,000,000.00      $   20,000,000.00      $   20,000,000.00
                    -----------------      -----------------      -----------------      -----------------      -----------------
Total Class D       $   30,000,000.00      $   30,000,000.00      $   30,000,000.00      $   30,000,000.00      $   30,000,000.00
                    -----------------      -----------------      -----------------      -----------------      -----------------

Total AdvantaSeries $  480,000,000.00      $  480,000,000.00      $  480,000,000.00      $  480,000,000.00      $  480,000,000.00
                    =================      =================      =================      =================      =================

      2. Weighted Average Floating Allocation Amount for the related Monthly Period                            $    480,000,000.00
                                                                                                               -------------------


      3. The Floating Investor Percentage with respect to the period:

      June 1, 2005 through June 15, 2005                                                                                15.1605025%
                                                                                                               -------------------
      June 16, 2005 through June 30, 2005                                                                               14.4041874%
                                                                                                               -------------------

      4. The Fixed Investor Percentage with respect to the period:

      June 1, 2005 through June 15, 2005                                                                                15.1605025%
                                                                                                               -------------------
      June 16, 2005 through June 30, 2005                                                                               14.4041874%
                                                                                                               -------------------

      5. The amount of Investor Principal Collections applicable to the
         AdvantaSeries                                                                                          $    107,469,843.15
                                                                                                               --------------------

      6a. The amount of Available Finance Charge Collections on deposit in the Collection Account on the
          related Payment Date                                                                                  $      6,085,657.36
                                                                                                               --------------------

      6b. The amount of Available Finance Charge Collections not on deposit in the Collection Account on
          related Payment Date pursuant to Section 8.04(a) of the Master Indenture                              $      2,607,391.75
                                                                                                               --------------------

      7. The AdvantaSeries Defaulted Amount for the related Monthly Period                                      $      2,628,352.74
                                                                                                               --------------------

      8. The AdvantaSeries Monthly Servicing Fee for the related
         Monthly Period                                                                                         $        800,000.00
                                                                                                               --------------------

      9. AdvantaSeries performance for the related Monthly Period

            a. The cash yield for the related Monthly Period                                                                  21.73%
                                                                                                               --------------------

            b. The default rate for the related Monthly Period                                                                 6.57%
                                                                                                               --------------------

            c. The Net Portfolio Yield for the related Monthly Period                                                         15.16%
                                                                                                               --------------------

            d. The Base Rate for the related Monthly Period                                                                    5.78%
                                                                                                               --------------------

            e. The Excess Spread Percentage for the related Monthly Period                                                     9.38%
                                                                                                               --------------------

            f. The Quarterly Excess Spread Percentage                                                                          7.91%
                                                                                                               --------------------

                  i) Excess Spread Percentage related to                            Jun-05                                     9.38%
                                                                                                               --------------------

                  ii) Excess Spread Percentage related to                           May-05                                     6.33%
                                                                                                               --------------------

                  iii) Excess Spread Percentage related to                          Apr-05                                     8.01%
                                                                                                               --------------------

            g. The Excess Spread Amount for the related Monthly Period                                         $       3,751,946.37
                                                                                                               --------------------

            h. The average Excess Spread Amount for the three preceding Monthly Periods                        $       1,806,497.18
                                                                                                               --------------------

                  i) Excess Spread Amount related to                                Jun-05                     $       3,751,946.37
                                                                                                               --------------------

                  ii) Excess Spread Amount related to                               May-05                     $         919,706.15
                                                                                                               --------------------

                  iii) Excess Spread Amount related to                              Apr-05                     $         747,839.02
                                                                                                               --------------------


10. Floating interest rate determinations:

            LIBOR for all Tranches with an Interest Period from June 20, 2005 through and including July 19, 2005           3.26000%
                                                                                                                           --------


11. Required interest payments

                       Required interest         Interest shortfalls      Amounts withdrawn from
                      amounts with respect         and additional         the Collection Account       Unpaid required
                     to the current Interest     interest from prior      for payment of required          interest
                            Period                     periods               interest amounts              amounts
                     -----------------------     -------------------      -----------------------      ---------------

2005-A1                 $   693,750.00            $           -               $   693,750.00             $        -
                        --------------            -------------               --------------             ----------
Total Class A           $   693,750.00            $           -               $   693,750.00             $        -

2005-B1                 $   303,333.33            $           -               $   303,333.33             $        -
                        --------------            -------------               --------------             ----------
Total Class B           $   303,333.33            $           -               $   303,333.33             $        -

2004-C1                 $   359,166.67            $           -               $   359,166.67             $        -
                        --------------            -------------               --------------             ----------
Total Class C           $   359,166.67            $           -               $   359,166.67             $        -

2004-D1                 $    68,833.33            $           -               $    68,833.33             $        -
2005-D1                 $    87,666.67            $           -               $    87,666.67             $        -
                        --------------            -------------               --------------             ----------
Total Class D           $   156,500.00            $           -               $   156,500.00             $        -
                        --------------            -------------               --------------             ----------

Total Advanta Series    $ 1,512,750.00            $           -               $ 1,512,750.00             $        -
                        ==============            =============               ==============             ==========


12. Principal Funding Account

   Beginning         Required Principal    Actual Deposit   Principal Funding   Amount Withdrawn   Withdrawals         Ending
Principal Funding     Deposit Amount to   to the Principal  Sub-Account Amount    for Payment      of Coverage    Principal Funding
  Sub-Account      the Principal Funding      Funding           prior to        of Principal to   Funding Excess    Sub-Account
     Amount              Sub-Account        Sub-Account        Withdrawals        Noteholders         Amount           Amount
-----------------  ---------------------  ----------------  ------------------  ----------------  --------------  -----------------
NOTHING TO REPORT


13. Coverage Funding Required Amounts

            a. Coverage Funding Amount as of the end of the related Monthly Period                                  $            -
                                                                                                                   ----------------

            b. The Coverage Funding Amount for the Class A Notes as of the end of the related Monthly Period        $            -
                                                                                                                   ----------------

            c. The Coverage Funding Amount for the Class B Notes as of the end of the related Monthly Period        $            -
                                                                                                                   ----------------

            d. The Coverage Funding Amount for the Class C Notes as of the end of the related Monthly Period        $            -
                                                                                                                   ----------------

14. Cash Collateral Account

            a. The Required Cash Collateral Account Amount on the related Payment Date                              $  15,862,500.00
                                                                                                                    ----------------

            b. The Available Cash Collateral Account Amount on the related Payment Date                             $  15,862,500.00
                                                                                                                   -----------------

            c. Has a Portfolio Decline Event occurred with respect to the Monthly Period preceding such
               Payment Date                                                                                                 NO
                                                                                                                   -----------------

15. Spread Account

            a. The Required Spread Account Amount on the related Payment Date                                       $            -
                                                                                                                   -----------------

            b. The amount on deposit in the Spread Account on the related Payment Date                              $            -
                                                                                                                   -----------------

16. Required Subordinated Amounts as of the end of the Monthly Period preceding such Payment Date

                                                       Required                                 Excess of Subordinated
                        Required subordination       Subordinated                                Notes over Required
                               percentage               Amount            Subordinated Notes     Subordinated Amount
                        ----------------------       ------------         ------------------    ----------------------
         Class A                21.5805%         $   53,951,250.00       $   230,000,000.00       $   176,048,750.00
         Class B                 8.9918%             31,471,300.00           130,000,000.00            98,528,700.00
         Class C                 3.6269%             16,321,050.00            30,000,000.00            13,678,950.00

17. Adjusted Invested Amount

                                                                             Increase from the
                                                                             withdrawal of the
                                                Initial Principal            Coverage Funding
                       Beginning Adjusted        Balances and any           Excess Amount from            Increase from
                       Invested Amount for      increases from the            the Principal             reimbursements of
                       the Related Monthly       issuance of any               Funding Sub-             Adjusted Invested
                             Period              additional Notes                Account                 Amount Deficit
                       -------------------      ------------------          -------------------         -----------------

2005-A1                $   250,000,000.00          $           -                $          -               $          -
                       ------------------          -------------                ------------               ------------
Total Class A          $   250,000,000.00          $           -                $          -               $          -

2005-B1                $   100,000,000.00          $           -                $          -               $          -
                       ------------------          -------------                ------------               ------------
Total Class B          $   100,000,000.00          $           -                $          -               $          -

2004-C1                $   100,000,000.00          $           -                $          -               $          -
                       ------------------          -------------                ------------               ------------
Total Class C          $   100,000,000.00          $           -                $          -               $          -

2004-D1                $    10,000,000.00          $           -                $          -               $          -
2005-D1                $    20,000,000.00          $           -                $          -               $          -
                       ------------------          -------------                ------------               ------------
Total Class D          $    30,000,000.00          $           -                $          -               $          -
                       ------------------          -------------                ------------               ------------

Total AdvantaSeries    $   480,000,000.00          $           -                $          -               $          -
                       ==================          =============                ============               ============


                                                Reduction due to
                      Reductions due to         amounts deposited
                   reallocation of Available   into the Principal               Ending Adjusted
                   Principal Collections and     Funding Sub-             Invested Amount for the
                    Investor Charge-Offs            Account                Related Monthly Period
                   -------------------------   -------------------        -----------------------
2005-A1                $           -               $          -              $   250,000,000.00
                       -------------               ------------              ------------------
Total Class A          $           -               $          -              $   250,000,000.00

2005-B1                $           -               $          -              $   100,000,000.00
                       -------------               ------------              ------------------
Total Class B          $           -               $          -              $   100,000,000.00

2004-C1                $           -               $          -              $   100,000,000.00
                       -------------               ------------              ------------------
Total Class C          $           -               $          -              $   100,000,000.00

2004-D1                $           -               $          -              $    10,000,000.00
2005-D1                $           -               $          -              $    20,000,000.00
                       -------------               ------------              ------------------
Total Class D          $           -               $          -              $    30,000,000.00
                       -------------               ------------              ------------------
Total AdvantaSeries    $           -               $          -              $   480,000,000.00
                       =============               ============              ==================

Initial Principal Balance increases after the end of the related
   Monthly Period but prior to the related Payment Date:
   Class A (2005-A2) notes                                                   $   225,000,000.00
                                                                             ==================


                                    Advanta Bank Corp.
                                    as Servicer


                                    By: /s/ MICHAEL COCO
                                    --------------------------------------------
                                    Name:  Michael Coco
                                    Title:  Vice President and Treasurer